UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number:	811-06674

Exact name of registrant as specified in charter:	The Greater China Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2010

Date of reporting period:	12/31/2010

Item 1 – Reports to Stockholders

ANNUAL REPORT

December 31, 2010

The Greater China Fund, Inc.

The Greater China Fund, Inc.

This report, including the financial statements herein, is sent to the shareholders of The Greater China Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

The Greater China Fund, Inc.

c/o Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

www.greaterchinafund.com

For shareholder account information call, (800) 331-1710.

Please call (toll-free) the Pristine Advisers, our Investor and Public Relations Firm at 1-(877)-FUND-GCH.

Additional information (including updated net asset value and market price) may be obtained on the Fund’s internet site.

The Fund’s CUSIP number is 39167B102.

The Greater China Fund, Inc.

The Fund’s Management

Directors

Edward Y. Baker, Chairman

John A. Bult

Vincent Duhamel

John A. Hawkins

C. William Maher

Jonathan J.K.Taylor

Tak Lung Tsim

Executive Officers

Brian Corris, President

Agnes Deng, Vice President

Grace C. Torres, Treasurer, Principal Financial and Accounting Officer and Vice President

Deborah A. Docs, Chief Legal Officer and Secretary

Andrew R. French, Assistant Secretary

Valerie M. Simpson, Chief Compliance Officer

Theresa C. Thompson, Deputy Chief Compliance Officer

Lana Lomuti, Assistant Treasurer

Peter Parrella, Assistant Treasurer

Investment Manager

Baring Asset Management (Asia) Ltd.

19th Floor

Edinburgh Tower

15 Queen’s Road Central

Hong Kong

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Shareholder Servicing Agent

BNY Mellon Asset Servicing

P.O. Box 43027

Providence, Rhode Island 02940-3027

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legal Counsel

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

The Greater China Fund, Inc.

Letter to Shareholders

February 18, 2011

Dear Shareholders,

In our letter to shareholders last year, we highlighted that “One only needs to open the newspapers or turn on the TV these days to see the name ‘China’ on the front page”. We also stated that “Whether China will save the world, or if it is in a bubble, or if the Renminbi will become the world’s currency is debatable, but one thing is clear: China is becoming an economic force to be reckoned with.”

As we have observed over the past 12 months, China’s economic, political and investment role has, if anything, become even more important on a global scale. This trend is expected to stay with us for some time to come, particularly because at least three of the largest industrialized nations in the world are likely to continue to face pedestrian growth, caused by de-leveraging in the consumer and government sectors and the re-structuring of their banking sector.

Now let me turn my focus to our Fund, The Greater China Fund, Inc.

The MSCI Zhong Hua Index, expressed in US dollars and in gross terms, rose by 10% in the 2010 calendar year. While this represents a solid total return following a strong +62.1% rise in 2009, both the MSCI US and World Indices performed well in 2010, rising by 15.4% and 13.2%, respectively. While the Chinese economy continued to power ahead, the rise in food and energy prices and the surge in the luxury property market caused the authorities to ‘normalize’ their monetary stance and, the withdrawal of excess liquidity in the banking system in 2010 created uncertainty and led to caution among equity investors in China.

The Net Asset Value of the Fund rose by 3.4% (includes the effect of dividend payment and excludes the dilutive effects of the rights offering) over the year. The Fund’s positioning in cyclical and growth stocks detracted some value. And, as far as the dividend policy of the Fund is concerned, its size principally depends on the amount of realized gains in the Fund’s portfolio and whether there are any tax losses carried forward from previous years. As the Fund has continued to carry forward past tax losses dating to 2008, the Fund did not declare a capital gains dividend with respect to 2010.

Going into the ‘Year of The Rabbit’, which represents alertness and agility in the face of danger, we look forward to a period of continuing strong economic growth in Greater China. However, as global commodity prices continue to rise, its solid growth trend could be marred by rising inflation and tighter monetary policy. Similar to last year, investors will have to balance the upward path of corporate earnings (a positive) and the ‘further normalization’ of the still loose monetary policy (a negative). On balance, we expect that the sound growth fundamentals of China, the world’s leading growth contributor, will continue to attract new funds from global and regional investors in 2011. In addition, the China market as represented by the MSCI China Index, is offering good value relative to the region.

In recognition of the Board’s confidence in the long-term prospects and opportunities within the region a successful rights issue was completed in 2010 at a subscription price of $11.04 per share. Proceeds from shares issued through the rights offering was $80.2 million.

We look forward to another solid year of growth in the Chinese economy. The Fund appears to be well positioned with a bias towards growth and cyclical stocks which are likely to reap the rewards of having exposure to the long-term growth and development of a global leader.

Sincerely,

Edward Y. Baker, CFA

Chairman

The Greater China Fund, Inc.

Annual Report of the Investment Manager

For the year ended December 31, 2010

Overview

Despite superior economic growth prospects, China’s equity market has performed below expectations in 2010 largely because of concern over the monetary authorities’ policies aimed at cooling the economy. As the year progressed, nervousness that the global economy could be facing a double-dip recession grew. The net effect of this has been that investors have preferred to hold safe-haven assets like US Treasuries and gold at the expense of both equities in general and emerging market equities in particular. While the performance of China’s equity market has been below expectations this year, we think it has created some genuinely interesting buying opportunities. We are using periods of market weakness as an opportunity to build positions in attractively valued stocks which we expect to deliver strong earnings growth in future.

Performance

In net asset value terms, the Fund rose by 3.4% (includes the effect of dividend payment and excludes the dilutive effects of the rights offering) in 2010, underperforming the 10.0% rise in the MSCI Zhong Hua Index. While the more defensive Hong Kong stocks outperformed China stocks significantly in 2010, sector allocation also detracted the Fund’s performance. Specifically, selective Materials stocks and the underweight position in the Energy sector contributed negatively. Consumer Discretionary stocks also corrected during the year due to the worry over higher inventory levels in the sector.

Positive contributors to the Fund included an overweight in some Industrials stocks, such as Orient Overseas, Zhuzhou CSR Times Electric and Techtronic Industries, boosted by strong demand and re-stocking activities in the US market. Overweight in ICBC (Asia), SINA Corp. and Brilliance China Automotive also contributed positively. At the same time, we successfully avoided selected Chinese Financials stocks, such as China Life. We favored industrials and our underweight stance in Consumer staples was also beneficial.

The performance of the Fund relative to the benchmark had already stabilized during the second half of the year, along with a stronger Chinese market where most of the negative concerns have been priced in. This was not enough to offset the loss in the first half of 2010, particularly during the second quarter, when some of the Fund’s mid-cap China holdings were hit by concerns over macro-tightening and the European sovereign debt crisis. Nevertheless, we maintained our bullish view on China and believe that the current level of market volatility represents a good buying opportunity for long-term investors.

The Greater China Fund, Inc.

Quarterly NAV Performance

* MSCI China (Free) before 1/6/2000 and MSCI Zhong Hua (Free) after 1/6/2000

** Performance according to Statpro – Q1’10 (%): -1.8; Q2’10 (%): -8.0; Q3’10 (%): 15.4; Q4’10 (%): 2.0; Year 2010 (%): 6.3

*** Includes the effect of dividend payment and excludes the dilutive effects of the rights offering

Source: Baring Asset Management as at 12/31/2010

Calendar Year NAV Performance

* MSCI China (Free) before 1/6/2000 and MSCI Zhong Hua (Free) after 1/6/2000

** Performance according to Statpro – 2010 (%): 6.3

*** Includes the effect of dividend payment and excludes the dilutive effects of the rights offering

Source: Baring Asset Management as at 12/31/2010

The Greater China Fund, Inc.

Annual Report of the Investment Manager

Concluded

Rolling Year Cumulative NAV Performance to December 31, 2010

* MSCI China (Free) before 1/6/2000 and MSCI Zhong Hua (Free) after 1/6/2000

** Includes the effect of dividend payment and excludes the dilutive effects of the rights offering

Source: Baring Asset Management as at 12/31/2010

Economic and Strategy Review

As we head further into 2011, it is clear that the Chinese equity market has failed to make the progress expected by many in 2010. We however hold the view that the economic prospects for China are stronger than currently priced into the market. China is a dynamic economy experiencing active growth and we believe that recent market weakness represents a compelling opportunity for investors to participate in a multi-year growth story at an attractive entry level.

We are encouraged that retail sales and manufacturing output remain strong and given the trends of long-term urbanization and strong domestic demand, we expect these growth drivers to remain firmly in play over the course of the year.

At a corporate level, we believe earnings growth will be the primary driver of share price performance and have positioned the portfolios we manage accordingly. We continue to see strong fundamentals in the consumer sector, underpinned by rising consumer spending and the government’s pro-consumption policies. We also like the long-term growth potential of the Chinese healthcare sector and are positive on the prospects for internet and telecoms equipment vendors. On the other side, we are relatively cautious on more defensive areas of the market such as telecoms, utilities and energy, largely due to increasing competition and capped tariffs.

The Greater China Fund, Inc.

Concerns also persist on a wider macroeconomic level, particularly relating to economic overheating. The authorities have already taken measures to manage credit and liquidity in the domestic economy, raising capital reserve requirements for banks five times over 2010. Meanwhile, Chinese Premier Wen Jiabao has promised tough measures to control inflation, including the possibility of price controls on essential foods.

The lack of clarity regarding the level of monetary tightening we will see is making investors nervous. Despite this, we are confident that China’s fundamentals will steady in the coming months. It is important to note that the driving force behind inflation has been a sharp rise in food prices following a poor summer harvest. Non-food inflation is relatively benign and we expect prices to stabilize going into later part of the year with the arrival of the next harvest.

As we head further into 2011, we have conviction that the period of market weakness is now behind us. As such, we believe that our commitment to companies with good growth prospects and strong balance sheets, which are well placed to benefit from rising consumer and infrastructure spending, will continue to reward investors in the Fund over the course of 2011.

Baring Asset Management (Asia) Ltd.

January 2011

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended December 31, 2010 and reflects the Investment Manager’s views at the time of its writing. Of course, these views may change in response to changing circumstances and they do not guarantee the future performance of the markets or the Fund. We encourage you to consult your financial advisor regarding your personal investment program.

The Greater China Fund, Inc.

Top Ten Equity Holdings (Unaudited)

As of December 31, 2010

Percentage of Net Assets
China Construction Bank Corp. “H”	6.2%

Industrial & Commercial Bank of China Ltd. “H”	3.6

China Mobile Ltd.	3.6

CNOOC Ltd.	3.0

Sun Hung Kai Properties Ltd.	2.7

Tencent Holdings Ltd.	2.4

Hutchison Whampoa Ltd.	2.3

Cheung Kong (Holdings) Ltd.	2.3

BOC Hong Kong (Holdings) Ltd.	2.2

Kunlun Energy Co. Ltd.	2.2
Total	30.5%

The Greater China Fund, Inc.

Industry Diversification (Unaudited)

As of December 31, 2010

Percentage of Net Assets
EQUITIES

Consumer Discretionary	12.6%

Consumer Staples	0.8

Energy	5.2

Financials	43.0

Health Care	1.7

Industrials	13.3

Information Technology	10.5

Materials	5.7

Telecommunication Services	4.7

Utilities	1.0

TOTAL EQUITIES	98.5%

SHORT-TERM INVESTMENT	2.6

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED	4.6

TOTAL INVESTMENTS	105.7%

LIABILITIES, IN EXCESS OF CASH AND OTHER ASSETS	(5.7)

NET ASSETS	100.0%

The Greater China Fund, Inc.

Portfolio of Investments

As of December 31, 2010

Shares	Description	Value (Note 1)
	EQUITIES - 98.5%
	CHINA - 63.5%
	Consumer Discretionary - 6.6%
2,568,000	Anta Sports Products Ltd.	$4,076,479
5,964,000	Brilliance China Automotive Holdings Ltd. (2)	4,549,538
7,129,000	China Dongxiang Group Co. Ltd. (1)	3,081,363
8,685,000	Geely Automobile Holdings Ltd.	3,798,602
10,342,000	GOME Electrical Appliances Holdings Ltd. (2)	3,725,097
41,500	New Oriental Education & Technology Group, Inc. (ADR) (2)	4,367,045
5,526,000	Skyworth Digital Holdings Ltd.	3,277,078
2,340,000	Springland International Holdings Ltd. (2)	1,881,356

		28,756,558

	Consumer Staples - 0.8%
1,117,000	China Yurun Food Group Ltd.	3,671,293

	Energy - 5.2%
5,508,000	CNOOC Ltd.	13,065,615
6,252,000	Kunlun Energy Co. Ltd.	9,699,320

		22,764,935

	Financials - 26.3%
2,150,000	Agile Property Holdings Ltd. (1)	3,164,022
9,065,100	Bank of China Ltd. “H”	4,781,140
6,125,000	China CITIC Bank Corp. Ltd. “H”	3,971,108
30,059,780	China Construction Bank Corp. “H”	26,952,161
2,268,000	China Life Insurance Co. Ltd. “H”	9,263,216
3,014,441	China Overseas Land & Investment Ltd. (1)	5,576,230
1,639,600	China Pacific Insurance Group Co. Ltd. “H”	6,812,640
2,494,800	China Taiping Insurance Holdings Co. Ltd. (2)	7,670,235
12,462,000	Glorious Property Holdings Ltd.	4,280,298
21,174,835	Industrial & Commercial Bank of China Ltd. “H”	15,771,522
4,442,000	PICC Property & Casualty Co. Ltd. “H” (2)	6,434,162
381,000	Ping An Insurance (Group) Co. of China Ltd. “H”	4,259,119
3,539,000	Poly (Hong Kong) Investments Ltd. (1)	3,459,945
1,331,500	Shimao Property Holdings Ltd.	2,010,871
11,714,000	Sunac China Holdings Ltd. (2)	4,189,142
4,188,000	Yanlord Land Group Ltd.	5,492,245

		114,088,056

	Health Care - 0.5%
4,238,000	Trauson Holdings Co. Ltd. (2)	1,989,889

	Industrials - 7.2%
1,290,000	China Merchants Holdings International Co. Ltd.	5,094,518
3,555,000	China National Materials Co. Ltd. “H”	2,867,360
2,334,000	China Shipping Development Co. Ltd. “H”	3,110,539

See Notes to Financial Statements.

The Greater China Fund, Inc.

Shares	Description	Value (Note 1)
	Industrials - continued
2,501,000	CSR Corp. Ltd. “H”	$3,288,059
2,418,500	International Mining Machinery Holdings Ltd. (2)	1,956,914
3,454,000	Sany Heavy Equipment International Holdings Co. Ltd. (1)	5,091,925
11,618,000	Tianjin Port Development Holdings Ltd.	2,749,946
1,873,000	Xinjiang Goldwind Science & Technology Co. Ltd. “H” (2)	3,879,169
773,000	Zhuzhou CSR Times Electric Co. Ltd. “H”	3,037,846

		31,076,276

	Information Technology - 6.7%
741,000	Digital China Holdings Ltd.	1,385,982
4,882,000	Kingdee International Software Group Co. Ltd. (1)	2,738,163
14,710,000	Lenovo Group Ltd. (1)	9,423,604
77,800	SINA Corp. (2)	5,354,196
478,000	Tencent Holdings Ltd.	10,385,623

		29,287,568

	Materials - 4.5%
574,000	Anhui Conch Cement Co. Ltd. “H”	2,691,438
4,296,600	China Metal Recycling Holdings Ltd. (1)	4,488,032
7,290,000	China Resources Cement Holdings Ltd. (1) (2)	5,532,922
3,437,000	CPMC Holdings Ltd.	2,347,735
4,442,000	SINOPEC Shanghai Petrochemical Co. Ltd. “H”	2,302,813
2,584,000	Zijin Mining Group Co. Ltd. “H”	2,396,640

		19,759,580

	Telecommunication Services - 4.7%
1,569,500	China Mobile Ltd.	15,586,681
8,984,000	China Telecom Corp. Ltd. “H”	4,703,695

		20,290,376

	Utilities - 1.0%
2,958,000	China Resources Gas Group Ltd.	4,208,510

	Total China	275,893,041

	HONG KONG - 30.7%
	Consumer Discretionary - 6.0%
2,381,000	Dah Chong Hong Holdings Ltd.	2,526,902
333,825	Esprit Holdings Ltd.	1,588,896
1,124,000	Li & Fung Ltd.	6,521,055
2,269,500	Lifestyle International Holdings Ltd.	5,587,881
5,838,500	Techtronic Industries Co. Ltd. (1)	7,615,778
608,500	Yue Yuen Industrial (Holdings) Ltd.	2,187,849

		26,028,361

See Notes to Financial Statements.

The Greater China Fund, Inc.

Portfolio of Investments

Concluded

Shares	Description	Value (Note 1)
	Financials - 16.7%
510,000	Bank of East Asia Ltd.	$2,135,483
2,863,000	BOC Hong Kong (Holdings) Ltd.	9,741,415
651,000	Cheung Kong (Holdings) Ltd.	10,040,959
323,500	Hang Seng Bank Ltd.	5,318,390
380,500	Hong Kong Exchanges & Clearing Ltd.	8,629,428
927,000	Hysan Development Co. Ltd.	4,364,513
1,392,000	Link REIT	4,324,455
1,355,000	New World Development Co. Ltd.	2,544,879
2,250,000	Sino Land Co. Ltd.	4,208,448
708,000	Sun Hung Kai Properties Ltd.	11,758,029
369,500	Swire Pacific Ltd.	6,074,637
432,000	Wharf Holdings Ltd. (The)	3,323,227

		72,463,863

	Health Care - 1.2%
14,568,000	Sino Biopharmaceutical Ltd.	5,415,927

	Industrials - 5.5%
979,000	Hutchison Whampoa Ltd.	10,075,061
1,888,000	MTR Corp. Ltd.	6,873,271
711,500	Orient Overseas International Ltd.	6,901,147

		23,849,479

	Information Technology - 1.3%
4,995,099	Comba Telecom Systems Holdings Ltd. (1)	5,641,747

	Total Hong Kong	133,399,377

	TAIWAN - 4.3%
	Industrials - 0.6%
1,604,411	Far Eastern New Century Corp.	2,718,361

	Information Technology - 2.5%
546,000	Delta Electronics Inc.	2,668,530
670,000	Epistar Corp.	2,447,310
928,122	Synnex Technology International Corp.	2,505,212
131,000	TPK Holding Co. Ltd. (2)	3,010,306

		10,631,358

	Materials - 1.2%
848,000	Formosa Plastics Corp.	2,835,731
617,000	Taiwan Fertilizer Co. Ltd.	2,306,621

		5,142,352

	Total Taiwan	18,492,071

	Total Equities (cost $361,674,855)	427,784,489

See Notes to Financial Statements.

The Greater China Fund, Inc.

Shares	Description	Value (Note 1)

	SHORT-TERM INVESTMENT - 2.6%
	Money Market Fund (3) - 2.6%
11,084,705	JPMorgan Prime Money Market Fund, 0.01% (cost $11,084,705)	$11,084,705

	INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 4.6%
	Money Market Fund (3) - 4.6%
20,191,537	State Street Navigator Securities Lending Prime, 0.36% (cost $20,191,537)	20,191,537

	Total Investments (cost $392,951,097) - 105.7%	459,060,731
	Liabilities, in excess of cash and other assets - (5.7%)	(24,909,404)

	Net Assets - 100.0%	$434,151,327

The following abbreviation is used in the portfolio descriptions:

ADR - American Depositary Receipt

(1)	All or a portion of the security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $18,640,899; cash collateral of $20,191,537 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(2)	Non-income producing security.
(3)	Rates shown reflect yield at December 31, 2010.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds with which traded at daily net asset value.

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3 – significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

Investments in Securities	Level 1	Level 2	Level 3
Equities
China	$275,893,041	$–	$–
Hong Kong	133,399,377	–	–
Taiwan	18,492,071	–	–
Money Market Funds	31,276,242	–	–

Total	$459,060,731	$–	$–

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Assets and Liabilities

December 31, 2010

Assets
Investments, at value (cost $372,759,560)*	$438,869,194
Investments of cash collateral from securities loaned (cost $20,191,537)	20,191,537
Receivable for securities sold	2,118,359
Foreign currency (cost $11,060)	11,247
Dividends and interest receivable	150,378
Prepaid assets	94,923

Total assets	461,435,638

Liabilities
Payable for cash collateral for securities loaned	20,191,537
Payable for securities purchased	6,265,131
Investment management fee payable	424,808
Accrued expenses	223,799
Professional services	104,691
Administration fee payable	74,345

Total liabilities	27,284,311

Net Assets	$434,151,327

Composition of Net Assets
Common stock, $0.001 par value; 30,369,219 shares issued and outstanding (100,000,000 shares authorized)	$30,369
Paid-in capital in excess of par	376,154,613

376,184,982
Undistributed net investment income	896,979
Accumulated net realized loss on investment and foreign currency transactions	(9,035,966)
Net unrealized appreciation of investments and other assets and liabilities denominated in foreign currencies	66,105,332

Net Assets	$434,151,327

Shares Outstanding	30,369,219

Net Asset Value Per Share	$14.30

*	Includes $18,640,899 of investments in securities on loan, at value.

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends (net of foreign withholding taxes of $416,240)	$7,932,871
Securities lending income, net	235,619

Total investment income	8,168,490

Expenses
Investment management fees	4,426,704
Administration fees	759,562
Directors’ fees and expenses	564,000
Custodian and accounting fees	485,000
Professional services	424,000
Insurance expense	166,800
Reports and notices to shareholders	100,000
New York Stock Exchange listing fee	25,000
Transfer agent fees and expenses	6,000
Miscellaneous expenses	66,138

Total expenses	7,023,204

Net investment income	1,145,286

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions	41,542,764
Foreign currency transactions	10,196

41,552,960
Net change in unrealized appreciation (depreciation) of:
Investments	(22,305,658)
Foreign currencies	(8,101)

(22,313,759)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	19,239,201

Net Increase in Net Assets from Investment Operations	$20,384,487

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Changes in Net Assets

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Increase (Decrease) from Investment Operations
Net investment income	$1,145,286	$501,763
Net realized gain (loss) on:
Investment transactions	41,542,764	(13,923,483)
Foreign currency transactions	10,196	(16,926)

	41,552,960	(13,940,409)
Net change in unrealized appreciation (depreciation) of:
Investments	(22,305,658)	146,745,637
Foreign currencies	(8,101)	(3,202)

	(22,313,759)	146,742,435
Total increase from investment operations	20,384,487	133,303,789

Dividends and Distributions to Shareholders from:
Dividends paid from net investment income and net realized gain from foreign currency transactions	(425,169)	(1,866,785)
Distributions paid from net realized gain on investments	–	–

Total dividends and distributions to shareholders	(425,169)	(1,866,785)

Common Stock Transactions
Proceeds from shares issued through rights offering (net of offering costs) (Notes 7 and 8)	80,245,102	–

Net increase in net assets from capital stock transactions	80,245,102	–

Net increase in net assets	100,204,420	131,437,004

Net Assets
Beginning of year	333,946,907	202,509,903

End of year (including undistributed net investment income of $896,979 and $420,917, respectively)	$434,151,327	$333,946,907

See Notes to Financial Statements.

The Greater China Fund, Inc.

Notes to Financial Statements

Note 1.	Organization and Significant Accounting Policies

The Greater China Fund, Inc. (the “Fund”) was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation by investing substantially all of its assets in listed equity securities of companies that derive or are expected to derive a significant portion of their revenues from goods produced or sold or investments made or services performed in China. Investment operations commenced on July 23, 1992.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments

Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Baring Asset Management (Asia) Ltd. to be over-the- counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair value of securities, some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing

The Greater China Fund, Inc.

Notes to Financial Statements

Continued

price and from the price used by other mutual funds to calculate their net asset values.

Short-term debt securities of sufficient credit quality, which mature in more than sixty days are valued at fair value. Short-term debt securities which mature in sixty days or less are valued at amortized cost, which approximates fair value.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange (“NYSE”) on the date of valuation.

Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

Investment Transactions and Investment Income

Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Actual results could differ from such estimates.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using WM/Reuters closing spot rates as of 4:00 p.m. London time on the following basis:

(i)	the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the closing rate of exchange on the valuation date; and

(ii)	purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period.

The Greater China Fund, Inc.

Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on foreign currencies. Net realized foreign currency gains or losses is treated as ordinary incomes losses for income tax reporting purposes.

Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Tax

It is the Fund’s intention to continue to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gain to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains is accrued in accordance with the applicable jurisdiction’s tax rules and rates, which generally range between 0-20% of such income amounts.

Note 2.	Concentration of Risk

The Fund may have elements of risk, not typically associated with investments in the United States, due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable United States companies.

The Greater China Fund, Inc.

Notes to Financial Statements

Continued

Note 3.	Investment Management and Administration Agreements

The Fund has an investment management agreement (the “Investment Management Agreement”) with Baring Asset Management (Asia) Ltd. (the “Investment Manager”), an indirect wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a diversified financial services business. Under the terms of the Investment Management Agreement, the Investment Manager manages the Fund’s investments in accordance with the Fund’s investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with broker-dealers to execute portfolio transactions on behalf of the Fund. As compensation for its services, the Investment Manager receives a monthly fee, computed weekly, at an annual rate of 1.25% of the Fund’s average weekly net assets up to $250 million and 1.00% of such net assets in excess of $250 million. Effective January 1, 2011, the Investment Manager will receive a monthly fee, computed weekly, at an annual rate of 1.15% of the Fund’s average weekly net assets up to $250 million and 0.75% of such net assets in excess of $250 million.

Prudential Investments LLC (the “Administrator”), has an administration agreement (the “Administration Agreement”) with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.20% of the Fund’s average weekly net assets.

The Board of Directors has appointed an employee of the Administrator to serve as Chief Compliance Officer of the Fund to perform duties required in accordance with the requirements of Rule 38a-1 of the Investment Company Act.

Note 4.	Securities Lending

The Fund may lend up to 27.5% of its total assets to qualified broker-dealers or institutional investors. Under the terms of the securities lending agreement, the securities on loan are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to 105% of the market value of the foreign securities on loan, which are marked-to-market daily. The Fund will retain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents and U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund’s lending agent is State Street Bank & Trust Company.

The Greater China Fund, Inc.

For the year ended December 31, 2010, the Fund earned $235,619 due to securities lending. State Street Bank & Trust Company earned $78,560 in compensation as the Fund’s lending agent.

Note 5.	Purchases and Sales of Securities

For the year ended December 31, 2010, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $329,501,594 and $250,309,721, respectively.

Note 6.	Distributions and Tax Information

Distributions to shareholders are determined in accordance with United States federal income tax regulations, which may differ from generally accepted accounting principles. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended December 31, 2010, the adjustments were to decrease undistributed net investment income by $244,055, increase accumulated net realized loss on investment and foreign currency transactions by $141,404 and increase paid-in capital in excess of par by $385,459 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies and passive foreign investment companies. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended December 31, 2010 and December 31, 2009, the tax character of dividends paid by the Fund were $425,169 and $1,866,785 of ordinary income, respectively.

As of December 31, 2010, the accumulated undistributed earnings on a tax basis was $1,334,607 of ordinary income.

As of December 31, 2010, the Fund had a capital loss carryforward for tax purposes of approximately $3,794,000 which expires in 2017. The Fund utilized approximately $39,786,000 of its capital loss carryforward to offset net taxable gains realized in the year ended December 31, 2010. No capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

The Fund incurred currency losses from November 1, 2010 to December 31, 2010 of approximately $10,100, which it will defer in the current fiscal year and recognize in the fiscal year ending December 31, 2011.

The Greater China Fund, Inc.

Notes to Financial Statements

Concluded

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation on a tax basis as of December 31, 2010 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$398,620,162	$71,066,735	$(10,626,166)	$60,440,569

The difference between book basis and tax basis is attributable to deferred losses on wash sales and passive foreign investment companies.

The adjusted net unrealized appreciation on a tax basis was $60,436,267 which included other tax basis adjustments of $4,302 that were primarily attributable to appreciation of foreign currency and mark-to-market of receivables and payables.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Relevant information regarding the impact of the Act on the Fund will be contained within the “Tax” section of the Funds’ fiscal year ending December 31, 2011 financial statement notes.

Note 7.	Rights Offering

During the year ended December 31, 2010, the Fund issued 7,603,554 shares in connection with a rights offering of the Fund’s common stock of which 199,569, 429,554 and 356,317 shares were issued prior to the expiration at $11.12, $11.19 and $11.67, respectively. The remaining 6,618,114 shares were issued at the subscription price of $11.04. Shareholders of record on March 23, 2010, were issued one transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held. The rights offering commenced on March 23, 2010 and expired on April 16, 2010. The subscription price of $11.04 per share was determined by 90% of the average of the last reported sale prices of a share of common stock on the NYSE on the expiration date and the four preceding trading days. Estimated offering costs include commissions paid to the dealer manager of $2,953,888 and other offering costs of $1,055,000.

The Greater China Fund, Inc.

Note 8.	Capital Stock

There are 100,000,000 shares of $0.001 par value capital stock authorized. For the year ended December 31, 2010, the Fund issued 7,603,554 shares in connection with the Fund’s rights offering. For the year ended December 31, 2009, there were no transactions by the Fund in shares of its common stock.

The Greater China Fund, Inc.

Financial Highlights

For the Year Ended December 31,
2010
Per Share Operating Performance:
Net asset value, beginning of year	$14.67

Increase From Investment Operations
Net investment income	0.04 *
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.53

Total from investment operations	0.57

Dividends and Distributions to Shareholders
Dividends from net investment income and net realized gain from foreign currency transactions	(0.01)
Distributions from net realized gain	–

(0.01)

Fund Share Transactions
Dilutive effect resulting from issuance of shares in stock dividend	–
Dilutive effect of rights offering	(0.80)
Offering costs charged to paid-in capital in excess of par	(0.13)

Total of share transactions	(0.93)

Net asset value, end of year	$14.30

Market value, end of year	$13.15

Total Investment Return (1)	(5.41)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$434,151
Ratio of expenses to average net assets	1.85%
Ratio of net investment income to average net assets	0.30%
Portfolio turnover	68%
*	Based on average shares outstanding.
**	Amount represents less than $0.005 per share.
(1)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Greater China Fund, Inc.

For the Years Ended December 31,
2009	2008	2007	2006

$8.90	$28.91	$24.50	$14.93

0.02	0.15 *	– **	0.13
5.83	(13.45)	17.55	12.09

5.85	(13.30)	17.55	12.22

(0.08)	–	(0.03)	(0.45)
–	(6.66)	(13.11)	(2.20)

(0.08)	(6.66)	(13.14)	(2.65)

–	(0.05)	–	–
–	–	–	–
–	(0.05)	–	– **

–	(0.05)	–	–

$14.67	$8.90	$28.91	$24.50

$13.92	$8.32	$24.81	$31.48

68.40%	(49.56)%	20.59%	168.90%

$333,947	$202,510	$486,483	$411,539
1.96%	2.01%	1.62%	1.86%
0.19%	0.93%	0.01%	0.66%
105%	133%	85%	114%

The Greater China Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

The Greater China Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Greater China Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of December 31, 2010, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the year ended December 31, 2006 were audited by another independent registered public accounting firm, whose report dated February 20, 2007, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Greater China Fund, Inc. as of December 31, 2010, and the results of its operations, the statement of changes in net assets and financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 22, 2011

The Greater China Fund, Inc.

Supplemental Information (Unaudited)

Board of Directors

The Fund is governed by a Board of Directors each of whom serves for a three year term, and may be re-elected to additional terms. The table below shows, for each Director or Officer, his name and age, the position held with the Fund, the length of time served as a Director or Officer of the Fund, the Director’s or Officer’s principal occupations during the last five years, and other directorships held by such Director.

Non-Interested Directors

Name, address (age)	Position(s) Held with the Fund; Length of Time Served	Principal Occupation(s) and Other Directorships Held During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**
Edward Y. Baker (76) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Chairman of Board and Director since 1992	Investment Consultant; Chairman, Board of Trustees, Rogers Sugar Income Fund (through January 2010); previously President and Chief Executive Officer, HOOPP Investment Management Limited and Chief Investment Officer, Hospitals of Ontario Pension Plan.	1

Vincent Duhamel (46) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director since 2009	Chief Executive Officer of SAIL Advisors Limited; President of SAIL Alternative Research Inc.; previously Managing Director at Goldman Sachs in Hong Kong; previously Chief Executive for Asia of State Street Global Advisors	1

John A. Hawkins (68) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Chairman of Audit Committee and Director since 1992	Previously Executive Vice President – Private Clients with The Bank of Bermuda Ltd.; Director of HSBC Investment Solutions; SR Global Fund Inc.; MW Japan Fund Ltd.	1

C. William Maher (49) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director since 2003	Chief Financial Officer of Santa Barbara Tax Products Group; Formerly, Managing Director and Chief Financial Officer of LPL Financial; previously Managing Director of Nicholas Applegate Capital Management.	1

Jonathan J.K. Taylor (67) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director since 1992	Chairman and Managing Director of Dragon Partners Limited (consulting for investment managers); Chairman, Schroder Japan Growth Fund Plc; Director, Onyx Country Estates Limited (family property company); Director, Member, International Advisory Board of Datawind Net Access Corporation.	1

Tak Lung Tsim (64) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director since 1992	Principal, T.L. Tsim & Associates Ltd. (macropolitical analysis); Member of Li Po Chun United World College of Hong Kong; Director of Playmates Holdings Limited (toy company); Independent non-executive Director of Asia Cement (China) Holdings Corporation.	1

The Greater China Fund, Inc.

Supplemental Information (Unaudited)

Continued

Interested Director

Name, address (age)	Position(s) Held with the Fund; Length of Time Served	Principal Occupation(s) and Other Directorships Held During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**
John A. Bult (74)* Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Director since 1992	Chairman of PaineWebber International Inc.; Director of European Equity Fund (formerly known as The Germany Fund, Inc.); The New Germany Fund, Inc.; The Central Europe and Russia Fund, Inc.	1
*	This Director is considered by the Fund and its counsel to be as “interested person” (which as used in this annual report is as defined in the Investment Company Act of 1940, as amended) of the Fund or of the Fund’s Investment Manager. Mr. Bult is deemed to be an interested person due to his affiliation with affiliates of UBS Securities LLC, the lead manager of the underwriting syndicate in connection with the initial public offering of the Fund’s shares and the dealer manager for past rights offerings by the Fund.

Officers

Name, address (age)	Position(s) Held with the Fund; Length of Time Served	Principal Occupation or Employment and Directorships in Publicly Held Companies	Number of Portfolios in Fund Complex Overseen by Officer**
Brian Corris (52) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	President since 2008	Director of Institutional Group of Barings Asset Management Limited; Resident of The Asia Pacific Fund, Inc.	2

Agnes Deng (41) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Vice President since 2010	Head of HK China Equities, Baring Asset Management (Asia) Limited; previously on Investment Director of Standard Life Investments.	1

Grace C. Torres (51) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Treasurer and Principal Financial and Accounting Officer and Vice President since 2007	Treasurer and Principal Financial and Accounting Officer of Prudential Funds, Target Funds, The Prudential Variable Contract Accounts-2, 10, 11, Prudential Series Funds and Prudential Gibraltar Fund Inc.; Assistant Treasurer and Senior Vice President of Prudential Investments; Assistant Treasurer and Vice President of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer of Prudential Annuities Advisory Services, Inc.; Vice President of The Asia Pacific Fund, Inc.; formerly Senior Vice President of AST Investment Services, Inc.	1

The Greater China Fund, Inc.

Officers (concluded)

Name, address (age)	Position(s) Held with the Fund; Length of Time Served	Principal Occupation or Employment and Directorships in Publicly Held Companies	Number of Portfolios in Fund Complex Overseen by Officer**
Deborah A. Docs (53) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Chief Legal Officer and Secretary since 2007	Vice President and Corporate Counsel of Prudential; Vice President and Assistant Secretary of PI; formerly Vice President and Assistant Secretary of AST Investment Services, Inc.; Secretary and Chief Legal Officer of the Asia Pacific Fund, Inc. and Secretary of all Prudential sponsored mutual funds.	2

Andrew R. French (48) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Assistant Secretary since 2007	Director and Corporate Counsel of Prudential; Vice President and Assistant Secretary of PI; Vice President and Assistant Secretary of PMFS; Assistant Secretary of The Asia Pacific Fund, Inc.; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department and Assistant Secretary of all Prudential sponsored mutual funds.	2

Valerie M. Simpson (52) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Chief Compliance Officer since 2007	Chief Compliance Officer of PI, AST Investment Services, Inc., and The Asia Pacific Fund, Inc.; formerly Vice President – Financial Reporting for Prudential Life and Annuities Finance.	2

Theresa C. Thompson (48) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Deputy Chief Compliance Officer since 2007	Vice President, Compliance, PI and Director Compliance, PI; Deputy Chief Compliance Officer of The Asia Pacific Fund, Inc.	2

Lana Lomuti (43) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Assistant Treasurer since 2007	Vice President and Director within Prudential Mutual Fund Administration.	1

Peter Parrella (52) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Assistant Treasurer since 2007	Vice President and Director within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC.	1
**	The “Fund Complex” consists of the Fund and any other investment companies managed by Baring Asset Management (Asia) Ltd. (the “Investment Manager”).

The Greater China Fund, Inc.

Supplemental Information (Unaudited)

Continued

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless BNY Mellon Asset Servicing (the “Plan Agent”) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all cash dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in “street name”) will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share at the time the shares of common stock are valued for the purpose of determining the number of shares of common stock equivalent to the dividend or distribution (the “Valuation Date”), the Fund will issue new shares to participants valued at net asset value, or if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on the Valuation Date, participants will be issued shares of common stock at the market price on the Valuation Date. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy shares of the Fund’s common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. To the extent the Plan Agent is unable to do so and, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or capital gains distribution had been paid in common stock issued by the Fund. The Plan Agent will apply all cash received as a dividend or capital gains distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of such dividend or capital gains distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

The Greater China Fund, Inc.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent c/o BNY Mellon Asset Services, P.O. Box 43027, Providence, Rhode Island 02940–3027. For further information regarding the plan, you may also contact the Plan Agent directly at 1–800–331–1710.

Quarterly Form N-Q Portfolio Schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Forms N-Q. The Fund’s Forms N-Q are available on the Fund’s website at http://www. greaterchinafund. com or on the SEC’s website at http://www. sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-331-1710.

Proxy Voting Policies and Procedures and Record

You may obtain a description of the Fund’s proxy voting policies and procedures, and its proxy voting record, without charge, upon request by contacting the Fund directly at 1-800-331-1710, online on the Fund’s website: http://www. greaterchinafund. com, or on the EDGAR Database on the SEC’s website at http://www. sec.gov.

The Greater China Fund, Inc.

Supplemental Information (Unaudited)

Concluded

Other Information

Since December 31, 2010, there have been no (i) material changes in the Fund’s investment objectives or policies, or (ii) changes to the Fund’s charter or by-laws or (iii) material changes in the principal risk factors associated with investment in the Fund.

U.S. Federal Tax Information

Dividends and Distributions

As required by the U.S. Internal Revenue Code of 1986, as amended (“the Code”), we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during its fiscal year ended December 31, 2010.

During the fiscal year ended December 31, 2010, the Fund paid $0.014 per share of ordinary income dividends.

For the year ended December 31, 2010, the Fund designates the maximum amount allowable, but not less than 11.08% of ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Code.

For the fiscal year ended December 31, 2010, the Fund has made an election to pass-through the maximum amount of the portion of the ordinary income dividends derived from foreign source income as well as the maximum amount of any foreign taxes paid by the Fund in accordance with Section 853 of the Code of the following amounts: $411,718 foreign tax credit from foreign source income of $8,065,481.

For purposes of preparing your federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute Form 1099-DIV which you should receive in February 2011.

New York Stock Exchange Certifications

The Fund’s common shares are listed on the NYSE. As a result, the Fund is subject to certain corporate governance rules and related interpretations issued by the NYSE. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s President and Treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”) . The Section 302 Certifications were filed as exhibits to the Fund’s annual report on Form N-CSR, which included a copy of this annual report along with certain other information about the Fund. After the Fund’s 2010 annual meeting of shareholders, the Fund filed a certification with the NYSE on June 9, 2010, stating that its president was unaware of any violation of the NYSE’s Corporate Governance listing standards.

155 Bishopsgate, London EC2M 3XY

Telephone +44 (0)20-7628 6000

Facsimile +44 (0)20-7638 7928

Internet www.barings.com

• LONDON • BOSTON • FRANKFURT •

• GUERNSEY • HONG KONG •

• PARIS • SAN FRANCISCO • TAIPEI •

• TOKYO • TORONTO •

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board of Directors has determined that the following persons serving on the registrant’s Audit Committee are audit committee financial experts as defined in Item 3 of Form N-CSR: Edward Y. Baker, John A. Hawkins and C. William Maher. Each of Mr. Baker, Mr. Hawkins and Mr. Maher is independent for purposes of Item 3 of Form N-CSR.

The designation of each of Messrs. Baker, Hawkins and Maher as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (1) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of registrant’s audit committee or Board of Directors in the absence of such designation, or (2) affect the duties, obligations or liability of any other member of registrant’s audit committee or Board of Directors.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2010 and December 31, 2009, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $111,269 and $57,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2010 and December 31, 2009, KPMG LLP, the Registrant’s principal accountant, did not report any audit-related fees for services rendered to the Registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees.

(c) Tax Fees

For the fiscal years ended December 31, 2010 and December 31, 2009, KPMG LLP, the Registrant’s principal accountant, billed the Registrant $19,500 and $23,500 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for tax return preparation and review of excise tax calculations.

(d) All Other Fees

For the fiscal years ended December 31, 2010 and December 31, 2009, there were no fees billed by KPMG LLP for products and services rendered to the Registrant, other than the services reported in Item 4(a)-(c) above.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s audit committee pre-approves in advance at regularly scheduled audit committee meetings all audit and non-audit services performed by the registrant’s independent accountants for the registrant, its investment manager, and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the registrant. If such a service is required between regularly scheduled audit meetings, pre-approval may be authorized by the chairman of the audit committee. The chairman will update the audit committee at the next regularly scheduled meeting for any interim approval granted.

(e) (2) Percentage of services referred to in 4(b)- 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years ended December 31, 2010 and December 31, 2009. For the fiscal years ended December 31, 2010 and December 31, 2009, KPMG LLP, the Registrant’s principal accountant, did not report any non-audit fees for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2010 and December 31, 2009.

(h) Principal Accountant’s Independence

The Registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Baker, Mr. Hawkins, Mr. Maher, Mr. Taylor and Mr. Tsim.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

The registrant has adopted policies and procedures with respect to the voting of proxies related to portfolio securities. These procedures delegate to Baring Asset Management (Asia) Ltd., the investment manager, the responsibility for voting proxies, subject to the continuing oversight of the registrant’s board of directors. The registrant’s procedures provide that the board of directors annually reviews the investment manager’s proxy voting policies and procedures and the investment manager’s proxy votes on behalf of the registrant.

A copy of the investment manager’s proxy voting policies and procedures is set forth below:

Baring Asset Management Group Companies

(the “Companies”)

Proxy Voting Policies and Procedures

Executive Summary

The Companies owe fiduciary, contractual, and statutory duties to vote proxies on the securities that they manage for many of their clients. The Companies will vote client proxies in accordance with the procedures set forth below unless the client retains in writing the right to vote proxies or the Companies determine that any benefit the client may gain from voting a proxy would be outweighed by the costs associated therewith. For many clients, the Companies have assumed contractual responsibility to vote proxies on the securities that they manage for those clients’ accounts. For ERISA clients (i.e., employee benefit plans formed pursuant to the Employee Retirement Income Security Act of 1974), the Companies owe fiduciary and statutory duties to vote proxies on ERISA client securities unless the ERISA clients have explicitly retained the obligation to do so. The Companies also vote proxies for those clients who have invested in certain commingled funds, but do not vote proxies for clients who have invested in the “active/passive” commingled funds maintained at State Street Bank and Trust (“State Street”), as State Street retains authority to vote proxies for those clients. To ascertain whether a particular client has delegated proxy voting responsibility to the Companies, please contact the Global Events Department or Legal and Compliance Department.

The Companies reserve the right to amend these Proxy Voting Policies and Procedures from time to time without prior notice to their clients.

Special Circumstances When Proxy Votes May Not Be Cast

In some cases, the Companies may determine that it is not in the best economic interests of clients to vote proxies. For example, some non-U.S. securities issuers impose fees on shareholders or their custodians for exercising the right to vote proxies. Other issuers may “block,” or prohibit, shareholders from transferring or otherwise disposing of their shares for a period of time after the securities holders have noticed their intent to vote their proxies. Moreover, some issuers require the registration of securities in the name of the beneficial owners before permitting proxies to be cast, and thus mandate the disclosure of the identity of beneficial owners of securities, which may be contrary to the wishes of the Companies’ clients.

The U.S. Department of Labor (the “U.S. Labor Department”), which enforces ERISA, recognizes that ERISA clients may incur additional costs in voting proxies linked to shares of non-U.S. corporations. The U.S. Labor Department advises that investment advisers, such as the Companies, should weigh the effect of voting clients’ shares against the cost of voting.

In these instances, the Global Events Department will notify the appropriate portfolio managers of the costs or restrictions that may apply in voting proxies. Portfolio managers, with guidance from the Proxy Committee if desired, will weigh the economic benefit to the Companies’ clients of voting those proxies against the cost of doing so. The Global Events Department shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of the Companies.

Institutional Shareholder Services (“ISS”)

The Companies have contracted with ISS, an independent third party service provider, to vote the Companies’ clients’ proxies according to ISS’s proxy voting recommendations. ISS will also provide proxy analysis, vote recommendations, vote execution and record-keeping services for clients for which the Companies have proxy voting responsibility.

The clients’ custodians forward proxy materials to ISS for those clients who rely on the Companies to vote proxies. ISS forwards proxy proposals along with ISS proxy analysis and vote recommendations to the Companies. The Companies maintain standing instructions that direct ISS to vote all proxies in accordance with ISS recommendations.

The Companies and ISS hold service review meetings twice a year. During these meetings ISS are asked to confirm that their policies and controls, including those relating to conflicts of interest, have operated effectively during the period and that they have advised us of any occasions where they have been conflicted.

ISS Conflict of Interest

There may be instances when ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest. In these situations, the applicable portfolio manager will review the issue and, if the Companies do not also have a conflict of interest, direct the Global Events Department to direct ISS how to vote the proxies. If the Companies have a conflict of interest, the Companies, in their sole discretion, shall either engage an independent third party to provide a vote recommendation or contact the client for direction as to how to vote the proxies.

The Companies retain a copy of ISS’ Policies, Procedures and Practices Regarding Potential Conflicts of Interest (as amended or updated from time to time, the “ISS Conflict Policy”), which addresses conflicts of interest that could arise in connection with advisory services provided by ISS or its affiliates. The Companies believe that the ISS Conflict Policy contains policies and procedures that are reasonably designed to minimize any such potential conflicts of interest. The Proxy Voting Committee review the ISS Conflict Policy on an annual basis to confirm that it remains reasonably designed to minimise conflicts of interest.

Override of ISS Recommendation

There may be occasions where the Companies’ portfolio managers seek to override ISS’s recommendations if they believe that ISS’s recommendations are not in accordance with the best economic interests of clients. In the event that the Companies’ portfolio managers disagree with an ISS recommendation on a particular voting issue, the appropriate portfolio manager shall document in writing the reasons that the portfolio manager believes that the ISS recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Global Events Department.

The Global Events Team shall review the rationale stated to ensure that it is expressed in clear, understandable and complete sentences. Any concerns should be returned to the Portfolio Manager for clarification and revision of the rationale. The Global Events Team shall ensure that when the company is a client of Barings and we wish to vote with the company contrary to the recommendation of ISS, that the procedure set out in this policy under ‘Conflicts of Interest’ is followed. The Portfolio Manager’s vote instruction and rationale is then forwarded on to the Proxy Committee for review. The Proxy Voting Committee will closely analyse the explanation given, and where concerned, further clarification will be requested from the Portfolio Manager. The vote decision can only be processed when ratification is received from a member of the Proxy Voting Committee from the following departments (where not conflicted) has agreed the vote decision:

Compliance

Market Activities

Investment - Equities

Responsibility for the provision of a clear rationale for each occasion when ISS recommendation is not to be followed rests with the Portfolio Manager. Each vote successfully cast against ISS recommendations is logged in the Quarterly Proxy Voting Committee pack and also recorded by the Global Events department. The Proxy Voting Committee at each meeting will collectively review and approve the rationale given. If any rationale is judged to be inadequate, further clarification will be requested from the Portfolio Manager.

The Global Events Team can refer the matter to the Proxy Committee where there are concerned with the rationale for overriding ISS recommendations.

Special Client Instructions

There are instances when a client has instructed the Companies how they would like the Companies to vote proxies on particular issues of corporate governance or other matters. The Companies will be responsible for voting in accordance with the client instructions. The Global Events Department will maintain a list of clients that have provided the Companies with special proxy voting instructions, and will ensure that the client’s account is set up as a segregated account with ISS. Furthermore, the Global Events Department is responsible for sending a request form to the Client Service Representative responsible for that client to obtain from the Client Service Representative the specific voting instructions on behalf of that client.

Proxy Committee

The Companies have established a Proxy Voting Committee, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A list of the current members of the Proxy Voting Committee is attached hereto as Schedule A. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The Proxy Committee meetings may be conducted in person, telephonically, or via electronic communication (e-mail). A member of the Global Events Department will manage the proxy voting process, which includes the taking of minutes of the Proxy Committee, the voting of proxies, and the maintenance of appropriate records.

The Global Events Department shall call Proxy Committee meetings, prior to the casting of a vote, to review votes where ISS is conflicted. In these situations, the Proxy Committee shall meet to review the issue and direct ISS how to vote the proxy. The Proxy Committee shall review information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall describe any real or perceived conflict of interest and any procedures used to address such conflict of interest.

The Global Events Department shall also call quarterly Proxy Committee meetings to: (i) monitor the Companies’ adherence to these Procedures; (ii) review votes against ISS recommendations or where ISS was conflicted; (iii) review the list of client requests for a copy of these Procedures and/or the proxy voting record; and (iv) review new corporate governance issues and industry trends and determine whether changes to these Procedures are necessary or appropriate.

Conflicts of Interest – general

To avoid voting proxies in circumstances where the Companies have or may have any conflict of interest, real or perceived, the Companies have contracted with ISS to provide proxy analysis, vote recommendations and voting of proxies, as discussed herein. In instances where ISS has recused itself and makes no recommendation on a particular matter the portfolio manager can direct the Global Events department to direct ISS how to vote proxies assuming the portfolio manager and the Proxy Committee confirm the Companies are not conflicted. If an override submission is requested by a portfolio manager, the Proxy Committee shall determine how the proxy is to be voted, in which case the Proxy Committee will determine whether a conflict of interest exists and that the rationale to vote against ISS is reasonable and is in the best interests of clients.

There may be occasions when a portfolio manager and/or member of its team who are involved in the proxy voting decision may have a conflict of interest, or the Companies have a business relationship with the company soliciting the proxy. A person shall not be considered to have a conflict of interest if the person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any person with actual knowledge of a conflict of interest relating to a particular item shall disclose that conflict to the Global Events Department.

The following are examples of situations where a conflict of interest may exist:

•	The company soliciting the proxy is a client of the Companies;

•	The company soliciting the proxy is an affiliate of the Companies;

•	An employee of the Companies is a also a director, officer or employee of the company soliciting the proxy; and

•	A portfolio manager and/or a partner/spouse of a SIT member, who is involved in making the voting decision is a director, officer, or employee of the company soliciting the proxy.

•	A company that provides a service to Barings.

To monitor the above examples of where a conflict of interest may exist, the Global Events Department is responsible for maintaining a list of all publicly traded clients (and the client’s parent company) of the Companies. The Companies currently have no affiliates that are publicly traded companies. The London Legal Department shall maintain a list of all employees of the Companies who are directors or officers of publicly traded companies, and shall advise, as applicable, the London Head of Compliance, who will then advise the Global Events Department. The portfolio manager and members of the SIT who are involved in the voting decision are responsible for notifying the Global Events Department, via the proxy voting form, if said portfolio manager, member or said member’s partner/spouse is a director, officer or employee of the company soliciting the proxy or if the SIT member is aware of any other possible real or perceived conflicts of interest.

The Companies have a duty to vote proxies in the best interests of their clients. Therefore, in situations where there is a real or perceived conflict of interest, the Companies will either vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service, or disclose the conflict to the client and obtain the client’s direction to vote the proxy. Where a Company provides a service to Barings, the vote can only be cast in line with ISS recommendations, to maintain independence and avoid a conflict of interest.

The Committee has also noted that there is certain flexibility with regard to the voting of agenda items on board members and Directors. Barings find that in instances which are beneficial to client and provide no conflict of Interest, that the approval of Directors and Board Members performing more than one role for the company under review is acceptable. This approach aims to benefit the client in cases where the Independent third party proxy provider employs one steadfast rule across a very differing and unique agenda issue, which can vary greatly depending on the company being reviewed. Any vote decision that is not in line with ISS recommendation however, must be ratified by the Proxy Voting Committee as per the process described above.

Conflicts of interest – Barings Mutual Funds

Discretionary Clients.

Where the IMA requires it OR for UK mutual funds, we cannot vote our Clients’ holdings of any mutual funds or other securities managed or advised by Barings or any other member of the MassMutual group - an “In-House Vote” - unless we have obtained the relevant Client’s prior instructions on how to vote that particular holding - and irrespective of whether we are voting in line with ISS’s recommendation.

In this scenario, each Client will need to be contacted and their specific instructions sought on how we should vote. These instructions should be obtained in accordance with any applicable requirements as regards obtaining instructions as specified in the relevant IMA / Authorised Signatory list, with appropriate records maintained to demonstrate that this has been done.

The default position will be that it is assumed the client must be contacted unless proved otherwise (note: for UK mutual funds we must always contact the clients). Where the IMA does not require the client to be contacted, then we can only vote in line with ISS recommendations. If the Portfolio Manager wishes to override ISS recommendations they must get the written agreement of the client.

Mutual Funds

In a situation where one Barings mutual fund is invested in another Barings mutual fund then the following process should be followed.

UK Funds. These units cannot be voted. This is in accordance with FSA requirements.

Non UK Funds. Voting should be undertaken in accordance with the provisions stated in the general ‘Conflict of Interest’ section above. If a Portfolio Manager wishes to override ISS (or another independent third party) recommendation then this will be referred to the Proxy Voting Committee for review. Any decision by the Proxy Voting Committee to override the recommendation of an independent third party must demonstrate why it is considered to be in the interests of Barings’ clients.

ISS Proxy Voting Guidelines

A copy of ISS’s proxy voting guidelines can be found on the ISS Website at http://www.issproxy.com/policy/2006policy.jsp.

Proxy Voting Policies and Procedures and Voting Records

A copy of these Proxy Voting Policies and Procedures as well as a record of how proxies have been voted for a client’s account will be provided to the client upon request. Clients may request a copy of these Proxy Voting Policies and Procedures and information about how the Companies voted proxies on the client’s behalf by contacting their client service representative.

Recordkeeping

The Companies must retain the following documentation as it relates to proxy voting:

1.	Copies of all Proxy Voting policies & Procedures;

2.	A copy of each proxy statement received regarding client securities;

(An adviser may satisfy this requirement by relying on a third party to make and retain, on the adviser’s behalf, a copy of a proxy statement (provided that the adviser has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the Commission’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.)

3.	A record of each vote cast on behalf of a client;

(An adviser may satisfy this requirement by relying on a third party to make and retain, on the adviser’s behalf, a record of the vote cast, provided that the adviser has obtained an undertaking from the third party to provide a copy of the record promptly upon request.)

4.	A copy of any document created by the adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

5.	A copy of each written request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the adviser to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client.

The above records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the adviser. The Companies rely on ISS and the Global Events Department to maintain the above records.

APPENDIX A

PROXY VOTING COMMITTEE MEMBERS

1.	Team Leader – Global Events Department (London)

2.	Head of Market Activities (London)

3.	Head of Equities (London)

4.	Head of Compliance (London)

5.	Head of Operations and Technology (London)

6.	Head of Compliance (Boston)

Item 8 – Portfolio Managers of Closed-End Management Investment Companies –

Agnes Deng and William Fong are the Fund’s portfolio managers, the persons associated with the Investment Manager who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Agnes is the investment manager of the Baring Hong Kong China Fund and Greater China Fund Inc. She also takes the lead role in Hong Kong China specialist research. Agnes joined Baring Asset Management in 2007 from Standard Life Investment (SLI) in Asia where she was an Investment Director with considerable experience in running portfolios focusing on the Hong Kong China as well as the Asian region. The SLI China Fund she managed consistently ranked in the top quartile positions in the peer group performance surveys. Agnes also worked closely with Standard Life’s asset management joint venture in China and provided recommendations on strategy and asset allocation. Agnes received a BA in English Literature from Xiang Tan University (Hunan) China and an M.B.A. from the McGill University, Montreal, Canada. Agnes was awarded the CFA designation in 2001. She speaks English, Mandarin and Cantonese fluently.

In addition to the Fund, Agnes was also responsible for the day-to-day management of the portfolio of the following accounts as of December 31, 2010:

	Number of Accounts	Number of Accounts with Performance Fee	Assets Under Management ($ US mil)	Assets Under Management with Performance Fee ($ US mil)

Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	6	—	$4,789.5	—
Other Accounts	2	1	$392.2	$261.3

As of December 31, 2010, Agnes did not beneficially own any equity securities in the Fund. Portfolio Managers are compensated via his/her annual salary plus potential for a performance bonus if the majority of the funds managed by the Portfolio Managers and his/her team achieved their excess returns objectives.

William is the lead manager of Baring China Select Fund and Baring China Growth Fund. He also manages a number of dedicated Hong Kong China portfolios including the co-manager role of Greater China Fund, Inc. His research responsibilities include Hong Kong, China and Taiwan. He is also a member of the Technology Global sector team. William joined Baring Asset Management in 2004 from Primasia Securities where as an Investment Analyst specialising on Taiwanese stocks. He received a B.B.A. (Hons.) in Finance from The Chinese University of Hong Kong. William was awarded the CFA designation in 2003. He is fluent in Cantonese, English and Mandarin.

In addition to the Fund, William was also responsible for the day-to-day management of the portfolio of the following accounts as of December 31, 2010:

	Number of Accounts	Number of Accounts with Performance Fee	Assets Under Management ($ US mil)	Assets Under Management with Performance Fee ($ US mil)

Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	6	—	$4,789.5	—
Other Accounts	2	1	$392.2	$261.3

As of December 31, 2010, William did not beneficially own any equity securities in the Fund. Portfolio Managers are compensated via his/her annual salary plus potential for a performance bonus if the majority of the funds managed by the Portfolio Managers and his/her team achieved their excess returns objectives.

There are no material conflicts which arise between the management of The Greater China Fund, Inc. versus other funds.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1)	Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99 CODEETH to the registrant’s Report on Form N-CSR filed March 10, 2004 (Accession Number: 0001047469-04-007323)(SEC File No. 811-06674).

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Greater China Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date February 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian Corris
Brian Corris
President and Principal Executive Officer

Date February 22, 2011

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 22, 2011

*	Print the name and title of each signing officer under his or her signature.